                                                                    Exhibit 10.5


                                 eSylvan, Inc.

                             CONTRIBUTION AGREEMENT
                             ----------------------


     This Contribution Agreement is made as of June 30, 2000 by and between eSylvan, Inc., a Maryland corporation (the "Company"), and Sylvan Learning Systems, Inc., a Maryland corporation (the "Stockholder"). In consideration of the agreement set forth below and of other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows:

     1.  Purpose.  The Stockholder has entered into the agreements set forth on
         -------
Exhibit A and has created, developed and/or acquired certain proprietary assets
---------
as are set forth in the attached Exhibit B (the assets listed on Exhibit B are
                                 ---------                       ---------
referred to herein as the "Contributed Assets"), all of which Contributed Assets the Company desires to own and utilize on its own behalf. The Stockholder has offered to enter into the agreements set forth on Exhibit A, to contribute to
                                                  ---------
the Company the Contributed Assets and a cash payment in the amount of Five Million Dollars ($5,000,000) (the "Cash Payment") in exchange for the shares of common stock of the Company, as set forth in the attached Exhibit C (the
                                                          ---------
"Stock"). Accordingly, this Agreement sets forth the terms and conditions of the contribution of the Contributed Assets and the issuance of the Stock therefor.

     2.  Contribution of Contributed Assets.  In consideration of the Company's
         ----------------------------------
issuance of the Stock set forth on Exhibit C, the Stockholder agrees to enter
                                   ---------
into the agreements set forth on Exhibit A, hereby contributes, assigns,
                                 ---------
transfers and conveys to the Company the Contributed Assets and agrees to pay to the Company the Cash Payment. The Company hereby ratifies and confirms its acceptance from the Stockholder, of all of such Stockholder's rights, title and interest in and to the Contributed Assets. The Stockholder agrees to execute any instruments and to do all things reasonably requested by the Company to vest the Company with all ownership rights in the Contributed Assets. If any such ownership rights can be protected by copyrights (i) as to those proprietary rights which fall within the definition of "work made for hire," as defined in 17 U.S.C. Section 101, the copyright to such proprietary rights shall be owned solely, completely and exclusively by the Company, and (ii) as to those proprietary rights which do not constitute "work made for hire," the copyright to such proprietary rights shall be deemed to be irrevocably assigned and transferred completely and exclusively by the Stockholder.

     3.  Issuance of Stock.  In consideration of the entry by the Stockholder
         -----------------
into the agreements set forth on Exhibit A, the contribution by the Stockholder
                                 ---------
of the Contributed Assets and the Cash Payment to the Company, the Company issues and delivers the Stock set forth in Exhibit C.
                                           ---------

     4.  Representations and Warranties of the Stockholder.  As of the
         -------------------------------------------------
effective date of this Agreement, the Stockholder represents and warrants to the Company, as follows:

          (a) Authority; Enforceability. The Stockholder (i) has full right,
              -------------------------
power and authority to enter into this Agreement and the agreements set forth on

Exhibit A; and (ii) has full right, power and authority to transfer the
---------
Contributed Assets, make the Cash Payment and to perform its other obligations hereunder. This Agreement and the agreements set forth on Exhibit A are the
                                                           ---------
legal, valid and binding obligations of the Stockholder and are enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor's rights and by general principles of equity.

          (b) Conflicting Rights; Governmental Approvals.  To the Stockholder's
              ------------------------------------------
knowledge, this Agreement and the agreements set forth on Exhibit A do not, nor
                                                          ---------
has or will the contribution of the Contributed Assets or the performance or observance by the Stockholder of any of the matters or things contemplated by this Agreement, contravene, conflict with, or in any way be restricted by, any provision of law, including administrative rules and regulations, or order of court, or any mortgage, indenture, contract or agreement of or affecting the Stockholder or the Contributed Assets. To the Stockholder's knowledge, no authorization, consent, approval, license, exemption, filing or registration from or with any court or governmental department, agency or instrumentality, is or will be necessary for the contribution of the Contributed Assets or for the valid execution, delivery or performance by the Stockholder of this Agreement and the agreements set forth on Exhibit A.
                                ---------

          (c) Liens; Claims. The Stockholder has good and marketable title to
              -------------
the Contributed Assets, and has the right to contribute, assign, transfer and convey to the Company all of the Contributed Assets. No third party has been granted any rights with respect to the Contributed Assets. To the Stockholder's knowledge, there are no liens, security interests or encumbrances of any kind or nature on or affecting the Contributed Assets. The Stockholder is not now, nor has it ever been, the subject of voluntary or involuntary bankruptcy, insolvency or similar proceeding in any jurisdiction. There are no actions, suits or proceedings which have been instituted or threatened against or affecting the Contributed Assets at law or in equity, or before any federal, state, municipal or other governmental agency or instrumentality, which may affect the validity, value, enforceability, use or utility of the Contributed Assets or the ability of the Stockholder to perform its obligations or to consummate the transactions contemplated by this Agreement.

          (d) Infringement. The Stockholder has no knowledge of (i) any
              ------------
potential infringement or adverse claims of ownership, license to use, or otherwise, affecting all or any of the Contributed Assets, or (ii) claims or assertions that the possession or utilization of all or any of the Contributed Assets by the Company would infringe any patent, copyright, trademark, trade secret, licensing agreement, or other intellectual property right of any third party.

     5.  Covenants and Agreements of the Stockholder.  As of the effective date
         -------------------------------------------
of this Agreement and at all times thereafter, the Stockholder covenants and agrees with the Company, as follows:

         (a) Delivery of Material.  Every item of information and every idea,
             --------------------
invention or improvement, in whatever form, which directly relates to, or is directly derived from the Contributed Assets, is the property of the Company as a result of the Stockholder's contribution of the Contributed Assets to the Company hereunder.

         (b) Acknowledgement. The Stockholder acknowledges and agrees that terms
             ---------------
of this Agreement constitute a full and complete, irrevocable, and legally binding transfer of all of its rights, title and interest in and to the Contributed Assets. The Stockholder hereby irrevocably releases the Company and all of its members, officers and affiliates from and against, and covenants to refrain from, directly or indirectly, asserting, any claim or demand or commencing or causing to be commenced any proceeding of any kind against the Company, based upon the Stockholder's alleged rights, title and interest in and to the Contributed Assets.

           (c) Further Assurances. The Stockholder agrees to execute and deliver
               ------------------
to the Company such further agreements, and to do all other things, as the Company may from time to time deem necessary or appropriate, to assure the validity, enforceability and effective transfer of the Contributed Assets, and otherwise to vest fully in the Company the rights and interests transferred, assigned or created by this Agreement, including, (i) the execution of any and all lawful patent, trademark and copyright applications, assignments and other legal instruments which the Company may deem necessary or convenient for the protection of the Contributed Assets, and (ii) to grant an exclusive, perpetual, royalty free right and license to use any Contributed Assets, which cannot, by their nature, in the Company's sole and absolute opinion, be effectively and legally transferred outright to the Company.

     6.  Representations and Warranties of the Company.  As of the effective
         ---------------------------------------------
date of this Agreement, the Company represents and warrants to the Stockholder, as follows:

              (a) Authority; Enforceability. The Company (i) has the full right,
                  -------------------------
power and authority to accept and receive the contribution of the Contributed Assets; (ii) has duly and validly authorized the execution and delivery of this Agreement; and (iii) has all right, power and authority to perform its obligations hereunder. The Company's performance of its obligations and agreements hereunder is not restricted by, and will not violate, any contractual or other obligation of the Company. This Agreement is the legal, valid and binding obligation of the Company and is enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor's rights and by general principles of equity.

             (b) Authorization of the Issuance of Stock. The Stock has been duly
                 --------------------------------------
authorized and upon the execution hereof, the entry into the agreements set forth on Exhibit A by the Stockholder and the receipt of the Cash Payment by the
         ---------
Company, will be fully paid, validly issued and nonassessible shares of common stock.

     7.  Enforcement Rights to Contributed Assets.  The Company shall have the
         ----------------------------------------
right, but not the obligation, at its sole discretion, to bring any legal action against

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

persons infringing or violating any rights to the Contributed Assets.
The Stockholder agrees to cooperate, at the Company's expense, in any such legal action, including, if necessary, joining as a party in any action brought by or against the Company. The Company will provide the Stockholder with prompt notice of the intent to initiate any such action, and such Stockholder will provide the Company with prompt notice of the threat or initiation of any such action by a third party. The Company shall be entitled to the full award or any settlement amount resulting from any such action.

     8.  Indemnification.  Each party shall protect, indemnify and hold harmless
         ---------------
the others, their respective agents, representatives, permitted successors and assigns, from and against, any and all liabilities, suits, actions, claims, demands, losses, expenses, including reasonable attorneys' fees and costs of every kind and nature incurred by, or asserted or imposed against the indemnified party, and/or its respective agents, representatives, permitted successors and assigns, by reason of, resulting from, connected with, or growing out of any breach of, the inaccuracy of, or the failure to perform, any representation, warranty, agreement or covenant made in this Agreement by the indemnifying party.

     9.  Miscellaneous.  This Agreement contains the final and entire agreement
         -------------
between the parties with respect to the contribution of the Contributed Assets, and neither they nor their agents or representatives shall be bound by any terms, conditions or representations not herein contained. Neither this Agreement nor any of the rights or obligations granted hereunder may be transferred or assigned by the Stockholder without the prior consent of the Company. This Agreement, and the rights and obligations granted hereunder shall inure to the benefit of any successor to, or assign of, the Company. The parties bind themselves, their successors and permitted assigns to the faithful performance of this Agreement. All warranties, representations, covenants, undertakings and indemnifications of each party contained in this Agreement shall survive the execution and performance of this Agreement in perpetuity. This Agreement shall be given effect and construed by application of the laws of the State of Maryland, without regard to principles of conflicts of laws, and any action or proceeding arising hereunder shall be exclusively brought in any federal or state court within the State of Maryland.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above, as an instrument under seal.


                              SYLVAN LEARNING SYSTEMS, INC.


                              /s/ Robert W. Zentz
                              ____________________________
                              By: Robert W. Zentz
                              Title: Vice President, General Counsel


                              eSYLVAN, INC.


                              /s/ David A. Graves
                              _____________________________
                              By: David A. Graves
                              Title: President

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

                                   Exhibit A
                                   ---------

                          Schedule of Direct Contracts


 .   eSylvan License Agreement with Sylvan Learning Systems, Inc.
    -----------------------------------------------------------
 .   Facilities Use Agreement with Sylvan Learning Systems, Inc.
    -----------------------------------------------------------
 .   Services Agreement with Sylvan Learning Systems, Inc.
    ----------------------------------------------------
 .   Program Agreement between Sylvan Learning Systems, Inc. and Sylvan Franchise
    ---------------------------------------------------------------------------
    Owners Association, Inc.
    -----------------------

                                   Exhibit B
                                   ---------

                 Schedule of Other Contracts and Business Plan


 .  The following trademarks: 24-7 TUTORS; 24-7TUTORS.COM; ANYTIMETUTORS.COM;
   and ANYTIME TUTORS.

                                   Exhibit C
                                   ---------

                            Shares of Common Stock

          Name                                    Number of Shares

Sylvan Learning Systems, Inc.                       13,714,286
Ivy West Educational Services, Inc.                    285,714